Exhibit 10.1

November 1, 2004

FirstCity Financial Corporation
6400 Imperial Drive, P.O. Box 8216
Waco, Texas 76712

     Re: Distribution of Proceeds from Sale of Subject Securities

Dear Sirs:

     Reference is made to that certain letter agreement relating to the distribution of proceeds from the sale of certain Subject Securities, dated as of September 21, 2004 (the “Proceeds Letter”), among FirstCity Financial Corporation (“you” or the “Obligor”), The Governor & Company of the Bank of Scotland, Bank of Scotland and BoS (USA) Inc. (collectively, the “Lenders”). Unless otherwise defined herein capitalized terms used herein shall have the meanings specified in the Securities Purchase Agreement, as defined in the Proceeds Letter.

     You have requested that the Lenders agree to extend the time for payment of the $8,000,000 fee payable to BOS-UK (as a result of the sale of the Subject Securities) pursuant to clause (ii) of the Proceeds Letter.

     Provided that the sale of the Subject Securities is consummated on or before November 30, 2004, the Lenders hereby agree that such fee shall be due and payable 75 days following the Closing Date, and waive the requirement that such fee be paid on the Closing Date.

     The foregoing is limited as provided herein and does not extend to any other provisions of the Proceeds Letter not specified herein nor to any other matter other than as described above. The Obligor hereby ratifies and confirms that the Proceeds Letter continues in full force and effect. This letter agreement may be executed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

     Please indicate your agreement with the foregoing by executing in the space provided below.

[Signature Page Follows]

     Please confirm your understanding of the foregoing by signing and returning a copy of this letter.

Very truly yours, BANK OF SCOTLAND, acting through its New York branch, individually and as Agent under the PFAL and Restated Agreement
By:
Name:
Title:

THE GOVERNOR & COMPANY OF THE BANK OF SCOTLAND
By:
Name:
Title:

BoS (USA) Inc.
By:
Name:
Title:

CONFIRMED AND AGREED

FIRSTCITY FINANCIAL CORPORATION

By:
Name:
Title:

November 1, 2004

FirstCity Financial Corporation
FirstCity Consumer Lending Corporation
6400 Imperial Drive, P.O. Box 8216
Waco, Texas

     Re: Extension of Disposition Fee

Dear Sirs:

     Reference is made to that certain Fee Letter, dated as of November 29, 2002 (the “Fee Letter”), among FirstCity Financial Corporation, a Delaware corporation, and FirstCity Consumer Lending Corporation, a Texas corporation (together, “you” or the “Obligors”), and The Governor & Company of the Bank of Scotland (the “Lender”). Capitalized terms defined in the Fee Letter shall have the meanings specified therein (unless otherwise defined herein).

     You have informed the Lender that you intend to conduct a Disposition of all of your interests in the Drive Collateral pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of September 21, 2004, among the Obligors, FirstCity Funding L.P., FirstCity Funding GP Corp., IFA Drive GP Holdings LLC, IFA Drive LP Holdings LLC, Drive MG, Drive Management GP LLC, Drive Holdings LP, Drive GP LLC and Drive Financial Services LP. You have requested that the Lender agree to extend the time for payment of any fee arising under Section 1 of the Fee Letter in connection with such Disposition.

     Provided such Disposition is consummated on or before November 30, 2004, the Lender hereby agrees that any fee arising under Section 1 of the Fee Letter (as a result of such Disposition) shall be due and payable 75 days following the consummation of such Disposition, and waives the requirement that such fee be paid contemporaneously with the consummation of such a Disposition.

     The foregoing is limited as provided herein and does not extend to any other provisions of the Fee Letter not specified herein (nor to any other Disposition other than that contemplated in the Purchase Agreement) nor to any other matter other than as described above. The Obligors hereby ratify and confirm that the Fee Letter continues in full force and effect. This letter agreement may be executed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

     Please indicate your agreement with the foregoing by executing in the space provided below.

[Signature Page Follows]

THE GOVERNOR & COMPANY OF THE BANK OF SCOTLAND
By:
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By:
Name:
Title:

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name:
Title: